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IAMGOLD CORPORATION

FORM OF PROXY FOR COMMON SHARES

        THIS PROXY IS SOLICITED BY THE MANAGEMENT AND DIRECTORS OF IAMGOLD CORPORATION (THE "CORPORATION") FOR USE AT THE ANNUAL MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2003, IN THE TORONTO STOCK EXCHANGE, CONFERENCE CENTRE, EXCHANGE TOWER, 130 KING STREET WEST, TORONTO, ONTARIO AT 4:00 PM.

        The undersigned shareholder of the Corporation hereby appoints William D. Pugliese, Co-Chairman and a director of the Corporation or, failing him, Joseph F. Conway, the Chief Executive Officer of the Corporation or, instead of either of the foregoing,                                                             , as the nominee and proxy of the undersigned, with full power of substitution, to attend, act for and on behalf of and vote all of the common shares of the Corporation registered in the name of the undersigned on behalf of the undersigned at the Meeting or any adjournment thereof as indicated below:

  1.
  ☐ VOTE FOR or ☐ WITHHOLD VOTE with respect to the election of the nominees of management of the Corporation as directors of the Corporation;

  2.
  ☐ VOTE FOR or ☐ WITHHOLD VOTE with respect to the appointment of KPMG LLP, Chartered Accountants, as auditors of the Corporation and to authorize directors of the Corporation to fix the remuneration to be paid to the auditor; and

  3.
  TO VOTE IN HIS/HER DISCRETION with respect to amendments to or variations of any of the above matters and on such other business as may properly come before the Meeting or any adjournment thereof;

hereby revoking any proxy previously given.

If any amendments or variations to any matters identified in the notice of the Meeting are proposed at the Meeting or any adjournments thereof or if any other matter properly comes before the Meeting or any adjournment thereof, this proxy confers discretionary authority upon the person named herein to vote on such amendments or variations or such other matters according to the judgment of the person voting the proxy at the Meeting or any adjournment thereof.

DATED this day of , 2003.

Signature of Shareholder (Please sign exactly as your name appears on this form)

Name of Shareholder (Please print)

Number of Common Shares Represented by this Proxy

NOTES

  1.
  Shareholders of the Corporation may vote at the Meeting either in person or by proxy. A proxy must be dated and signed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation, must be executed by an officer or attorney thereof properly authorized. If not dated, this proxy shall be deemed to bear the date on which it is mailed by management of the Corporation. This proxy ceases to be valid one year from its date.

  2.
  YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSONS SPECIFIED HEREIN TO REPRESENT YOU AT THE MEETING OR ANY ADJOURNMENT THEREOF. SUCH RIGHT MAY BE EXERCISED EITHER BY STRIKING OUT THE NAMES OF THE PERSONS SPECIFIED HEREIN AND INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED PROXY AS SET OUT BELOW.

  3.
  The common shares of the Corporation represented by this proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for at the meeting. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS REFERRED TO HEREIN AND IN RESPECT OF ANY OTHER MATTER IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN.

  4.
  To be effective a completed and signed form of proxy must be delivered to Computershare Trust Company of Canada, the transfer agent of the Corporation, (i) by mail in the envelope provided for that purpose, (ii) hand delivered or by courier to 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or (iii) by facsimile transmission to 1-888-665-5666 or (416) 981-9803 no later than 5:00 p.m. (Toronto time) on the second business day immediately preceding the date of the Meeting or any adjournment thereof or delivered to the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof.

  5.
  If your address as shown on the enclosed label is incorrect, please give your correct address when returning this proxy.

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IAMGOLD CORPORATION
FORM OF PROXY FOR COMMON SHARES